UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2009

OTTER TAIL AG ENTERPRISES, LLC

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	000-53042	41-2171784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

24096 - 170th Avenue
Fergus Falls, MN 56537-7518
(Address of Principal Executive Offices)(Zip Code)

(218) 998-4301
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

SIGNATURES

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 3, 2009, Otter Tail Ag Enterprises, LLC (the “Company”) received a notice letter (the “Notice”) from Agstar Financial Services, PCA, the Company’s senior lender (the “Lender”), that the Company is in default under the Amended and Restated Master Loan Agreement between the Company and Lender dated as of June 23, 2008 (the “Agstar Agreement”), and that the Company is in default under the NMF Construction and Term Loan Agreement between the Company and MMCDC New Markets Fund II, LLC (“NMF”) dated as of March 30, 2007 (the “NMF Agreement”).  The events of default relate to the Company’s failure to pay required principal, interest and late fees on the Agstar Agreement, failure to pay required interest and late fees on the NMF Agreement, and failure to make required monthly payments under a capital lease agreement between the Company and U.S. Bank, National Association dated March 30, 2007.  Under the terms of the Notice, the Company must cure any and all defaults prior to June 15, 2009, or the entire amounts due under the Agstar Agreement and NMF Agreement will become accelerated.  Upon acceleration of all amounts due, the Company is required (i) to surrender all personal property collateral to the Lender; (ii)  cease selling or leasing any collateral, including inventory; and (iii) notify all account debtors to remit future payments directly to the Lender.  The Lender may also exercise any and all additional default remedies provided in the Agstar Agreement and NMF Agreement.

Forward-Looking Statements:

This Form 8-K and the attached exhibit contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” sections in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2008, as amended, and its quarterly reports on Form 10-Q, and in conjunction with other SEC reports filed by the Company that discuss important factors that could cause actual results to differ materially.  The Company expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otter Tail Ag Enterprises, LLC

Date: June 9, 2009	By	/s/ Anthony Hicks
	Name:	Anthony Hicks
	Title:	Chief Executive Officer and Chief Financial Officer